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                                            Prospectus Supplement


The Universal Institutional Funds, Inc.


Supplement
dated May 9,
2001 to
Prospectus
dated May 1,
2001 of:

High Yield
Portfolio
----------------

The Prospectus is hereby amended and supplemented to reflect a change in the portfolio management of the High Yield Portfolio. Robert E. Angevine no longer serves as a Portfolio Manager of the High Yield Portfolio. Stephen F. Esser, Gordon W. Loery and Deanna L. Loughnane now share primary responsibility for managing the assets of the High Yield Portfolio. Accordingly, the paragraph under "PORTFOLIO MANAGERS" on page 4 is hereby deleted and replaced with the following:

Stephen F. Esser, Gordon W. Loery and Deanna L. Loughnane
Stephen F. Esser is a Managing Director of MSAM and has been a Portfolio Manager with MAS since 1988. Mr. Esser holds a B.S. degree (Summa Cum Laude and Phi Beta Kappa) from the University of Delaware. Gordon W. Loery, a Principal of MSAM, joined MAS in 1996 as a Portfolio Manager. Mr. Loery received a B.A. in Economics from Cornell University. Deanna L. Loughnane, a Principal of MSAM, joined MAS in 1997 as a Financial Analyst. She served as a Vice President and Senior Corporate Bond Analyst for Putnam Investments from 1993 to 1997. Ms. Loughnane received a B.S. from the University of Virginia's McIntire School of Commerce and an M.B.A. from Harvard University. Mr. Esser has shared primary responsibility for managing the Portfolio's assets since its inception. Mr. Loery has shared primary responsibility for managing the Portfolio's assets since April 1999. Ms. Loughnane has shared primary responsibility for managing the Portfolio's assets since January 2000.





Please retain this supplement for future reference.